Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Schedule of Future Minimum Operating Lease Payments for Leases
Future minimum operating lease payments for leases with remaining terms greater than one year for each of the years in the five years ending December 31, 2019, and thereafter, in the aggregate, are as follows (in millions):

2015	$62.3
2016	56.7
2017	45.2
2018	34.2
2019	23.9
Thereafter	44.3
Total	$266.6